Vanguard FTSE All-World ex-US Small-Cap Index Fund

Summary Prospectus

February 28, 2013

Investor Shares for Participants

Vanguard FTSE All-World ex-US Small-Cap Index Fund Investor Shares (VFSVX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 28, 2013, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of international small-cap companies.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee (other than on reinvested dividends or capital gains)	0.50%
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	0.50%

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.37%
12b-1 Distribution Fee	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.45%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. The first example assumes that the Shares provide a return of 5% a year, that total annual fund operating expenses remain as stated in the preceding table, and that you redeem your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$148	$251	$363	$692

You would pay the following expenses if you did not redeem your shares (the difference being that the Fund’s 0.50% redemption fee would not apply to any of the following periods, as it would to those in the preceding example):

1 Year	3 Years	5 Years	10 Years
$96	$194	$301	$614

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the FTSE Global Small Cap ex US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international small-capitalization stocks. The Index includes approximately 3,050 stocks of companies located in 46 countries, including both developed and emerging markets. As of October 31, 2012, the largest markets covered in the Index were Canada, the United Kingdom, Japan, Taiwan, and Australia (which made up approximately 17%, 16%, 12%, 6%, and 6%, respectively, of the Index’s market capitalization). The Fund attempts to sample the target index by investing all, or substantially all, of its assets in common stocks in the Index and by holding a representative sample of securities that resembles the full Index in terms of key risk factors and other characteristics. These factors include industry ratings, country ratings, market capitalization, and other financial characteristics of stocks.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

• Investment style risk, which is the chance that returns from non-U.S. small-capitalization stocks will trail returns from global stock markets. Historically, non-U.S. small-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. FTSE Global Small Cap ex US Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard FTSE All-World ex-US Small-Cap Index Fund Investor Shares1

1 If applicable shareholder fees were reflected, returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.15% (quarter ended September 30, 2010), and the lowest return for a quarter was –22.30% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2012

		Since
		Inception
		(Apr. 2,
	1 Year	2009)
Vanguard FTSE All-World ex-US Small-Cap Index Fund Investor Shares	17.92%	18.34%
FTSE Global Small Cap ex US Index
(reflects no deduction for fees or expenses)	18.64%	19.69%

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Ryan E. Ludt, Principal of Vanguard. He has managed the Fund since its inception in 2009.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

This page intentionally left blank.

Vanguard FTSE All-World ex-US Small-Cap Index Fund Investor Shares—Fund Number 1684

The Vanguard FTSE All-World ex-US Small-Cap Index Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE Global Small Cap ex US Index (the “Index”) (upon which the Vanguard FTSE All-World ex-US Small-Cap Index Fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Vanguard FTSE All-World ex-US Small-Cap Index Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Vanguard or to its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. All rights in the Index vest in FTSE. “FTSE®” is a trademark of LSEG and is used by FTSE under licence.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SPI 1684 022013